Intangible assets, net - Summary of Finite-Lived Intangible Assets (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Indefinite and Definite Lived Intangible Assets [Roll Forward]
Balance, beginning of year	$ 85,723	$ 96,495
Additions	26,372	18,823
Acquisitions	7,868	0
Amortization	(28,985)	(27,288)	$ (21,699)
Impairment charges	0	(892)	(1,053)
Foreign currency translation adjustment	522	(1,415)
Balance, end of year	$ 91,500	$ 85,723	$ 96,495